DREXEL HAMILTON MULTI-ASSET REAL RETURN FUND

A series of

DREXEL HAMILTON MUTUAL FUNDS

INVESTOR CLASS (Ticker: DHMRX)                                                                           INSTITUTIONAL CLASS (Ticker: DHMUX)

PROSPECTUS
October 4, 2012

This prospectus contains information about the Drexel Hamilton Multi-Asset Real Return Fund that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-855-298-4236.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY OF DREXEL HAMILTON MULTI-ASSET REAL RETURN FUND

INVESTMENT OBJECTIVE

The Drexel Hamilton Multi-Asset Real Return Fund (the "Fund") seeks real return.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses1	1.01%	1.01%
Acquired Fund Fees and Expenses2	0.56%	0.56%
Total Annual Fund Operating Expenses	2.37%	2.12%
Expense Reimbursement3	0.56%	0.56%
Total Annual Fund Operating Expenses2 (after expense reimbursements)	1.81%	1.56%

1 Other Expenses are estimated amounts for the current fiscal year of the Fund.

2 "Acquired Fund Fees and Expenses" are fees and expenses based on estimated amounts for the current fiscal year.

3 The investment adviser to the Fund, Drexel Hamilton Investment Partners, LLC (the "Adviser"), has contractually agreed, pursuant to a written expense limitation agreement (the "Expense Limitation Agreement"), to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2014 to the extent necessary to limit the current operating expenses of each class of shares of the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the Expense Limitation Agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund's fees and expenses to which the Fund would otherwise be subject), to 1.25% for Investor Class shares of the Fund and 1.00% for Institutional Class shares of the Fund.  The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees (the "Board" or the "Trustees") of Drexel Hamilton Mutual Funds (the "Trust"), on behalf of the Fund, upon 60 days' written notice to the Adviser.  The Adviser may receive reimbursement of any amount waived pursuant to the Expense Limitation Agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement is to be paid by the Fund.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Expense Limitation Agreement will remain in effect only through January 31, 2014, so  the Fund's expenses thereafter will be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$184	$686
Institutional Class	$159	$610

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells certain securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, if any, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Principal Investment Strategies of the Fund

The Fund seeks real return, which is total return that exceeds U.S. inflation over a full inflation cycle, which is typically 5 years. The Fund seeks to achieve its investment objective by using a flexible allocation strategy that is diversified across various asset classes, including U.S. and foreign (non-U.S.) equity securities (such as common stocks, preferred stocks and shares of registered open-end companies), fixed-income securities (such as bonds, notes and other obligations issued by corporations and the U.S. government, including Treasury Inflation-Protected Securities ("TIPS"), which are debt securities issued by the U.S. Treasury whose values are periodically adjusted to reflect a measure of inflation), exchange-traded notes ("ETNs") and exchange-traded funds ("ETFs") whose returns are linked to commodity indices and cash and cash equivalents.  In any period shorter than a full inflation cycle, the returns of the Fund may be volatile relative to the Consumer Price Index or may lag behind inflation.

The Fund is structured as a limited "fund of funds," meaning that it seeks to achieve its investment objective by investing directly in securities and in other registered open-end investment companies, primarily those managed by the Adviser (the "Underlying Funds").  The Fund also invests a portion of its assets in commodity-linked ETNs and ETFs and TIPS.

Under normal market conditions, the Adviser intends to allocate the Fund's investments among Underlying Funds, equity securities, TIPS, ETNs and ETFs that have returns linked to commodity indices, and cash and cash equivalents. The Adviser invests in Underlying Funds based on each Underlying Fund's principal asset class. The Underlying Funds, in turn, invest directly in a variety of U.S. and foreign equity securities (including common stock, preferred stock and investment company securities), depositary receipts, real estate investment trusts ("REITs") and derivative instruments.  In selecting Underlying Funds that provide exposure to equities, or in considering the allocation of Fund assets among the Underlying Funds, the Adviser considers the Underlying Funds' foreign and domestic investments, market capitalization ranges and investment styles. The Adviser monitors the Fund's allocations among the Underlying Funds and may modify weightings based on its view of current market, inflation and economic conditions and the Adviser's overall investment approach. Generally, the Fund will not invest more than 25% of its assets in a single Underlying Fund.

The Adviser may invest Fund assets in ETNs or ETFs linked to commodity indices to provide the Fund with exposure to the commodities markets without investing directly in physical commodities and to hedge the Fund's portfolio against inflation.

In response to adverse market, economic or political conditions, or when the Adviser believes that market or economic conditions are unfavorable, the Fund may invest up to 100% of the Fund's assets temporarily in cash, cash equivalents or other high quality short-term investments.  Such investments generally may include short-term U.S. government securities, high-grade commercial paper, bank obligations, repurchase agreements, money market fund shares and other money market instruments. The Adviser may also invest Fund assets in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment objective.

Principal Investment Strategies of the Underlying Funds

Currently, the Underlying Funds are Drexel Hamilton Centre American Equity Fund and Drexel Hamilton Centre Global Equity Fund.

•
Drexel Hamilton Centre American Equity Fund.  As described in its prospectus, Drexel Hamilton Centre American Equity Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies (i.e., companies which are incorporated in the U.S. and list their common stock on and principally trade on the New York Stock Exchange ("NYSE"), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market). The 80% portion of the fund's portfolio consists of investments in U.S. companies that are members of the S&P 500 Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the fund's net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs and other securities. The fund's portfolio may consist of common stocks, preferred stocks, cash, REITs and certain derivative products and investment company securities.

•
Drexel Hamilton Centre Global Equity Fund.  As described in its prospectus, Drexel Hamilton Centre Global Equity Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies (i.e., companies that are incorporated in the U.S. and list their common stock on and principally trade on NYSE, the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market and foreign (non-U.S.) companies located throughout the world. Generally, more than 50% of the fund's net assets, plus borrowings for investment purposes, is invested in non-U.S. companies. The 80% portion of the fund's portfolio consists of investments in companies that are members of the MSCI All Country World Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes. The remaining 20% of the fund's net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs and other securities. The fund's portfolio may consist of common stocks, preferred stocks, depositary receipts, cash, and certain derivative products and investment company securities. In addition, the fund may invest in REIT securities of a diversified nature (both commercial and residential) if the issuers are members of the MSCI All Country World Index or possess similar market capitalization characteristics (greater than $3.0 billion) and trading volume attributes.

PRINCIPAL INVESTMENT RISKS

You could lose money by investing in the Fund. The Fund's shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. There can be no assurance that the Fund will be successful in meeting its investment objective.

Risks Associated with the Fund's Principal Investment Strategies

Market Risk. The value of securities may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies may decline regardless of their long-term prospects, and the Fund's performance per share will change daily in response to such factors.

Allocation Risk.  The ability of the Fund to achieve its investment objective is dependent upon the Adviser's ability to allocate Fund assets among asset classes and to select investments, including the Underlying Funds, within each asset class. You could lose money on your investment in the Fund as a result of the allocation of Fund assets. The allocation of Fund assets to different asset classes or investment styles within an asset class may have a more significant effect on the Fund's net asset value ("NAV") when one of those asset classes or styles is performing more poorly than the others.

Affiliated Fund Risk.  The Fund may invest a significant portion of its assets in Underlying Funds, which are managed by the Adviser and a sub-adviser. The Adviser is responsible for selecting the Underlying Funds. Underlying Funds may pay to the Adviser asset-based investment advisory fees that are higher than the investment advisory fee paid by the Fund to the Adviser. As a result, a conflict of interest may exist because the Adviser has an incentive to select a particular Underlying Fund for investment by the Fund.

New Fund Risk. The Fund is a newly organized and has no operating history. The Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy or may fail to attract sufficient assets under management to realize economies of scale.

Fixed-Income Risk. Returns of fixed-income securities will fluctuate with changes in interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be are more sensitive to these price changes. Other factors that may affect a debt security's market price and yield include investor demand, changes in the financial condition of debt security issuers and economic conditions inside and outside the U.S.

Interest Rate Risk.  When interest rates rise, debt security prices generally fall, and debt security prices generally rise when interest rates fall. In general, securities with longer maturities are more sensitive to such interest rate changes.

Income Risk.   Because distributions are based on earnings, distributions to shareholders may decline when prevailing interest rates fall or when an issuer experiences defaults on debt securities it holds.

Credit Risk.  An issuer of debt securities may fail to make timely interest payments or repay principal when due. Any change the financial strength of an issuer or in the security rating of a security may affect the security's value.

Volatility and Creditworthiness Risk.  The recent downgrade of the U.S. credit rating may adversely affect Fund performance. In August 2011, Standard & Poor's Rating Services ("S&P") downgraded the U.S. Government's credit rating from AAA to AA+, and this unprecedented downgrade could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. These developments, and the government's credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country's ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of Fund shares or the Fund's performance.

Underlying Fund Risk.  Because the Fund intends to invest in the Underlying Funds, and the Fund's performance relates, in part, to the performance of the Underlying Funds, the ability of the Fund to achieve its investment objective is related to ability of the Underlying Funds to meet their investment objectives. In addition, Fund shareholders will bear indirectly the fees and expenses of the Underlying Funds.

Commodity Exposure Risk.  Although the Fund will not invest directly in physical commodities, it may still be affected by the risks associated with such investments as a result of its investments in ETNs or ETFs linked to commodity indices. Indirect investments in commodities through such ETNs or ETFs present unique risks. Investing in physical commodities is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; political and economic events and policies inside and outside the U.S.; disease; pestilence; trade; technological developments; and monetary and other governmental policies, action and inaction.

Inflation-Indexed Security Risk. Inflation-indexed securities, such as TIPS, have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.

TIPS-Related Risks. TIPS are issued with a fixed interest rate and a fixed maturity date, but their principal value will change, as the U.S. Treasury raises or lowers such value each month to keep pace with inflation. Consequently, the coupon payments made to investors will also vary. Although generally considered a low-risk investment because they are backed by the U.S. government and have a fixed interest rate, TIPS are long-duration assets, sensitive to changes in interest rates and, in the short term, can experience substantial fluctuations in price. In addition, TIPS could lose value during protracted periods of deflation.

Tax-Related Risks. To qualify for favorable tax treatment as a regulated investment company, certain requirements under the Internal Revenue Code of 1986 (the "Code"), including asset diversification and income requirements, must be met.  If the Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. With respect to an investment in TIPS, adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included in the Fund's gross income for tax purposes, even though the Fund did not receive cash attributable to such gross income. In such a case, the Fund may be required to make annual distributions to shareholders that exceed the cash it otherwise received. To meet such distribution requirements, the Fund may need to sell portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Recent Market Events. In response to recent instability in U.S. and foreign economic and credit markets, the U.S. Government, foreign governments and certain domestic and foreign banks have taken steps designed to stabilize credit markets, increase consumer confidence and spur economic growth, including by injecting liquidity into the markets. The effect of these efforts is not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities. Adverse financial market conditions have resulted in calls for increased regulation and the need for many financial institutions to seek government assistance. As a result, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, a reorganization of federal financial regulators; new rules for trading in derivatives; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Securities in which the Fund invests, or the issuers of such securities, may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional legislation or regulation is still unknown.

Risks Associated with the Underlying Funds' Principal Investment Strategies

The following risks are risks associated with the Underlying Funds' principal investment strategies.

Common Stock Risk.  The value of common stocks held by an Underlying Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of such Underlying Fund may also decrease.

Market Risk. The value of securities may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies may decline regardless of their long-term prospects, and an Underlying Fund's performance per share will change daily in response to such factors.

Foreign Securities Risk. Investing in foreign securities involves investment risks different from those associated with U.S. securities. Foreign markets may be less liquid, more volatile, and subject to less government supervision than U.S. markets. It may be difficult to enforce contractual obligations, and it may take more time for trades to clear and settle.

Volatility and Creditworthiness Risk. As with the Fund, the recent downgrade of the U.S. credit rating may adversely affect the performance of the Underlying Funds. (See "PRINCIPAL INVESTMENT RISKS -- Risks Associated with the Fund's Principal Investment Strategies – Volatility and Creditworthiness Risk" above.)  In addition, the Underlying Funds may be negatively affected by volatility and credit risks associated with the European markets. The current financial crisis in Europe relating to, among other factors, high budget deficits and rising direct and contingent sovereign debt, has created uncertainty about the ability of certain European countries to service their sovereign debt obligations. Despite assistance packages to Greece, Ireland and Portugal, the creation of a joint EU-IMF European Financial Stability Facility in May 2010, and financial assistance programs, there are ongoing risks and concerns about the debt crisis in Europe and its potential effect on economic recovery globally, the financial condition of European financial institutions, and sovereign and non-sovereign debt in these countries. Market and economic disruptions have impacted, and may continue to impact, consumer confidence levels and personal bankruptcy rates, consumer spending, default on consumer debt levels and home prices. There can be no assurance that these market disruptions will not spread beyond Europe or that future assistance packages will be available or sufficient. An Underlying Fund's performance may be adversely affected if such uncertainty and instability persists.

Emerging Market Risk. Investing in foreign securities in countries with newly organized or less developed securities markets typically involve greater risk. Economic structures in these emerging market countries are generally less diverse and mature than those in developed countries, and their political systems tend to be less stable. Investments in emerging markets countries may be adversely affected by government restrictions on foreign investment, abrupt and severe price declines, potentially smaller securities markets and lower trading volumes, which may cause relative illiquidity and greater volatility than investments in developed countries. An Underlying Fund may have to accept a lower price for, or be unable to sell, a portfolio security at all, which can negatively impact the Underlying Fund's value or prevent the Underlying Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Sector Risk. Sector risk is the risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. To the extent that an Underlying Fund invests more heavily in a particular sector, the value of the Underlying Fund's shares will be more sensitive to risks associated with that sector and its share price may fluctuate more widely than a fund that invested in a broader range of industries. In addition, changes in regulatory policies may have a material effect on the value of securities issued by companies in highly regulated sectors. No Underlying Fund will invest more than 25% of its assets in any one industry or group of industries.

Currency Risk. Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from an investment in securities denominated in a foreign currency or may widen existing losses.

Tax-Related Risks. As with the Fund, to qualify for favorable tax treatment as a regulated investment company, certain requirements under the Code, including asset diversification and income requirements, must be met.  If an Underlying Fund were to fail to qualify as a regulated investment company under the Code, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

Recent Market Events. In response to recent instability in U.S. and foreign economic and credit markets, the U.S. Government, foreign governments and certain domestic and foreign banks have taken steps designed to stabilize  credit markets, increase consumer confidence and spur economic growth, including by injecting liquidity into the markets. The effect of these efforts is not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities. Adverse financial market conditions have resulted in calls for increased regulation and the need for many financial institutions to seek government assistance. As a result, the Dodd-Frank Act, was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, a reorganization of federal financial regulators; new rules for trading in derivatives; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Securities in which an Underlying Fund invests, or the issuers of such securities, may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional legislation or regulation is still unknown.

PERFORMANCE INFORMATION

No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

MANAGEMENT OF THE FUND'S PORTFOLIO

Drexel Hamilton Investment Partners, LLC provides investment advisory services to the Fund.
Andrew Bang, Partner and Managing Director of the Adviser, is the portfolio manager of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase or redeem shares directly from the Fund on any business day by contacting the Fund by telephone at 1-855-298-4236 or in writing at:

Drexel Hamilton Mutual Funds
Drexel Hamilton Multi-Asset Real Return Fund
P.O. Box 295
Denver, CO 80201

The minimum initial investment is $5,000 for Investor Class Shares and $1,000,000 for Institutional Class Shares, and the minimum subsequent investment is $1,000 for Investor Class Shares and $10,000 for Institutional Class Shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser.

The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.

TAX INFORMATION

The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan, 403(b) plan or an individual retirement account. Distributions on investments made through tax deferred vehicles, such as 401(k) plans, 403(b) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INVESTMENT POLICIES AND RISKS

General.  The Fund's portfolio will be exposed to common stocks, preferred stocks, fixed-income securities, securities in other investment companies, including Underlying Funds and ETFs, ETNs and cash. Exposure to common stock may include investments in exchange-listed equities issued by companies across various industry sectors and market capitalizations. Exposure to preferred stock may be represented by investments made when the attributes of a particular company's preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company.

The Adviser may also invest Fund assets in derivatives, cash management instruments and other instruments to help manage interest rate exposure, protect Fund assets or enhance returns. The Fund may also gain exposure to exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions.

Management. The Fund and the Underlying Funds are actively managed and could experience losses if the Adviser's judgment about markets, interest rates or particular investments proves to be incorrect. There can be no guarantee that the Adviser's investment decisions will produce the desired results. Additionally, the Adviser may be limited by legislative, regulatory, or tax developments in connection with its management of the Fund and/or the Underlying Funds. In addition, because the Fund seeks returns exceeding the rate of inflation over time, the Fund's performance may be more adversely affected than that of other funds if the Adviser's inflation forecasts are incorrect.

Temporary Defensive Positions. The Fund and the Underlying Funds may, from time to time, take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund, and/or any or all of the Underlying Funds, may hold up to 100% of their respective portfolios in cash or cash equivalent positions. In the event that the Fund or an Underlying Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

Derivative Risk. The Fund and Underlying Funds are permitted to use derivatives for hedging and non-hedging purposes. An investment in derivatives, including exchange-traded futures and options and derivatives traded over-the-counter, involves the risk of sustaining large and sudden losses. The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including actual and anticipated changes in interest rates, fiscal and monetary policies and  national and international political events. Derivative prices can diverge from the prices of their underlying instruments for a variety of reasons, including current and anticipated short-term interest rates, changes in volatility of the underlying instrument, the time remaining until expiration of the contract; daily price fluctuation limits or trading of an instrument stops, and differences in margin requirements and market liquidity. Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions, including a suspension of trading by an exchange, unusual or unforeseen circumstances that interrupt normal exchange operations, equipment failures, government intervention or brokerage firm insolvencies. Moreover, numerous broker-dealers and other financial institutions have recently experienced extreme financial difficulty and instability, sometimes resulting in bankruptcy. Although the sub-adviser of each Underlying Fund monitors the creditworthiness of the Underlying Fund's derivative counterparties, there can be no assurance that the Underlying Fund's derivative counterparties will not experience similar financial difficulties, possibly resulting in losses to the Underlying Fund. Additional risks of investing in derivatives include the risk of counter-party default, the risk that the transactions may result in losses that offset gains in portfolio positions and the risk that derivatives contain "inherent" leverage, because they may give rise to an obligation on the part of the investor for future payments or liabilities that are greater than the initial margin or premiums required to establish such positions.

Value Style. An Underlying Fund may have an investment style that emphasizes "value stocks," which means that the stocks trade at less than the prices at which the Adviser, or the sub-adviser to the Underlying Fund, believes they would trade if the market reflected all factors relating to the issuers' worth. A value investment style involves the risk that a stock's price may not increase as expected, and may even decline in value. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. To the extent that the performance of an Underlying Fund is adversely affected by its investment in value stocks, the Fund's performance may be negatively affected as a result.

Growth Style. An Underlying Fund may seek to invest in companies that, in the view of the Adviser, or the sub-adviser to the Underlying Fund, have potential for growth. Securities of companies perceived to be "growth" companies may be more volatile than other stocks and may involve special risks. If the perceived growth potential of a company is not realized, then the securities purchased by the Underlying Fund may not perform as expected and the Underlying Fund's return will be reduced. To the extent that the performance of an Underlying Fund is adversely affected by its investment in growth stocks, the Fund's performance may be negatively affected as a result.

Risks of Investing in REITs. An Underlying Fund may invest in REITs. An investment in REITs is subject to the risks associated with owning real estate and with the real estate industry generally, including difficulties in valuing and disposing of real estate; the risk of declines in real estate values and economic conditions; possible adverse changes in the climate for real estate; environmental liability risks; the risk that property taxes and operating expenses will increase; possible adverse changes in zoning laws; the risks of casualty or condemnation losses, rent limitations and adverse changes in interest rates and the credit markets; and the risk of pre-payment by borrowers. In addition, a REIT may default on its obligations or go bankrupt. To the extent that it invests in REITs, an Underlying Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Underlying Fund.

Small-Cap and Mid-Cap Securities Risk. Investing in securities of small-capitalization ("small-cap") and mid-capitalization ("mid-cap") companies involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of small-cap and mid-cap companies have limited market liquidity, and their prices may be more volatile.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund's and/or the Underlying Funds' investments.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

Drexel Hamilton Investment Partners, LLC, the Adviser, is located at 45 Rockefeller Plaza, Suite 2000, New York, New York, 10111. The Adviser was formed as a Pennsylvania limited liability company in 2010 and is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser provides investment advisory and management services to funds and institutional clients as a leading Service Disabled Veteran Owned Small Business investment manager. Andrew Bang, Jack Jacobs and D. Wayne Robinson are the principals of the Adviser. As of September 1, 2012, the Adviser had approximately $68 million in assets under management.

The Adviser is an independent company from Drexel Hamilton LLC, a broker-dealer, and Drexel Hamilton Financial LLC, and succeeds a former related adviser business but is a wholly independent investment management company.  The Adviser has registered with the federal government as a Service Disabled Veteran Owned Small Business, qualifying it for preferential consideration in federal contracting and subcontracting. The Adviser works to benefit the community of service-disabled veterans and has a mandate to recruit, hire and train disabled veterans whenever possible.

The Adviser serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund. Subject to the general oversight of the Board, the Adviser is responsible for, among other things, furnishing the Fund with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (e.g., placing orders), managing and overseeing the investments of the Fund, and furnishing reports, statements and other data regarding securities, economic conditions and other matters related to the investment of the Fund's assets.

Portfolio Management

Andrew Bang, the portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bang is Partner and Managing Director of the Adviser.  Prior to founding the Adviser in November 2010, Mr. Bang was a Senior Vice President at Shinhan Investment America, a Vice President at AIG Global Investments, and a Portfolio Manager in the pension group of GE Asset Management (GEAM), where he oversaw institutional clients' investments in global and international equity portfolios in excess of $2.5 billion. He began his career at UBS, having transitioned to the financial services industry after serving six years as a Captain in the U.S. Army.  He is a graduate of the United States Military Academy at West Point with a BS degree and also received an MBA from the Johnson School of Management, Cornell University.

The Fund's Statement of Additional Information (the "SAI") provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

Adviser Compensation

As compensation for the investment advisory services provided to the Fund, the Adviser receives monthly compensation based on the Fund's average daily net assets at the annual rate of 0.55%. The Investment Advisory Agreement details the investment advisory fee and other expenses that the Fund must pay. The Adviser also receives investment advisory fees from the Underlying Funds for providing investment advisory services to those funds. Information about an Underlying Fund's investment advisory fee may be found in that fund's prospectus.

Disclosure Regarding Approval of Investment Advisory Agreement

A discussion regarding the Trustees' basis for approving the Investment Advisory Agreement relating to the Fund can be found, once available, in the Fund's semi-annual report to shareholders for the period ending March 30, 2013. When available, you may obtain a copy of the semi-annual report, free of charge, by contacting the Fund by telephone at 1-855-298-4236 or in writing at: Drexel Hamilton Mutual Funds, Drexel Hamilton Multi-Asset Real Return Fund, P.O. Box 295, Denver, CO 80201.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company that was organized as a Delaware statutory trust on March 17, 2011. Each series of the Trust is authorized to offer multiple classes of shares. The Trustees oversee the operations of the Fund and are responsible for the overall management of the Fund's business affairs.

THE DISTRIBUTOR

ALPS Distributors, Inc. (the "Distributor") distributes the shares of the Fund pursuant to a Distribution Agreement with the Trust. The Distributor offers shares on a continuous, best-efforts basis.

INVESTING IN THE FUND

CHOOSING A SHARE CLASS

The Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Fund.  Each class has its own expense structure.

Investor Class shares are subject to a distribution plan that, pursuant to Rule 12b-1 under the 1940 Act, permits the Fund to pay distribution and shareholder servicing fees of up to 0.25% per year to those intermediaries offering Investor Class shares and providing other services to Investor Class shareholders (the "12b-1 Plan"). Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares. Neither class is subject to a sales charge or redemption fee.

When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares.  Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.  If you qualify to purchase Institutional Class shares, you should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares.  Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Conversion Features

If the current market value of a shareholder's Investor Class shares is at least $1,000,000, the shareholder may elect to convert such Investor Class shares to Institutional Class shares on the basis of relative NAVs. Upon such a conversion, the shareholder will be subject to the policies and procedures for Institutional Class shares. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or your financial intermediary may charge additional fees for this conversion. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive more or fewer Institutional Class shares than the number of Investor Class shares converted, even though the total dollar value will be the same.

Holders of Investor Class shares may convert their Investor Class shares for Institutional Class shares provided that they: (i) hold their shares through an institution that has a valid Institutional Class sales agreement with the Trust or the Distributor or any of their respective affiliates authorizing such a conversion; and (ii) are eligible to invest in Institutional Class shares in accordance with the criteria set forth in this prospectus.  The Fund may accept or reject any conversion in its discretion. For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss.  However, investors should consult their own tax or legal advisor to discuss their particular circumstances.  Investor Class shareholders should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the prospectus before requesting any such conversion.

If an Institutional Class share account falls below the stated investment minimum of $1,000,000 as a result of selling shares, the Fund reserves the right to give the shareholder 30 days' written notice to make additional investments so that the account balance is at least $1,000,000.  If additional investments are not made, then the Fund may convert the shareholder's Institutional Class shares to Investor Class shares, at which time the account will be subject to the expenses, policies and procedures of Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes.  Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, the shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares that were converted, even though the total dollar value will be the same.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value

The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being received by the Fund in good form. The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV per share of the Fund is calculated at the close of regular trading on the New York Stock Exchange ("NYSE") (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

Securities held by the Fund and Underlying Funds are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund and Underlying Funds normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.  With respect to the Fund's investments in the Underlying Funds, the Fund's net asset value calculations are based upon the net asset value reported by such Underlying Funds. The circumstances under which an Underlying Fund will use fair value pricing and the effects of doing so are set forth in the Underlying Fund's prospectus.

Other Matters

Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Fund shares may be purchased through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, the financial intermediary must receive the purchase or sell order before the close of trading on the NYSE that day. The Fund will be deemed to have received an order that is in Good Form (defined below) when the order is received by an authorized financial intermediary on a business day, and the order will be priced at the Fund's NAV per share next determined after such receipt.

The financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. The financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day. The Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

PURCHASING SHARES

Opening an Account

To purchase shares directly from the Fund, an Account Application must be completed and signed.  If you have any questions about the Fund or need assistance with your Account Application, please call Shareholder Services at 1-855-298-4236.  Certain types of investors, such as trusts, corporations, associations or partnerships, may be required to furnish additional documents when they open an account.  These documents may include corporate resolutions, trusts and partnership documents, trading authorizations, powers of attorney, or other documents.
Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship.  To make any ownership change to a joint account, all owners must agree in writing, regardless of the law in your state.

Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians.  Please call Shareholder Services at 1-855-298-4236 to obtain the correct Account Application.

Important Information About Procedures For Opening A New Account

The Trust has established an Anti-Money Laundering Compliance Program ("AML Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the AML Program provides for, among other things, the development of internal practices, procedures and controls and designation of an anti-money laundering compliance officers. The Trust's chief compliance officer serves as its Anti-Money Laundering Compliance Officer. In compliance with the USA PATRIOT Act of 2001, please note that the Fund's transfer agent (the "Transfer Agent") will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact Shareholder Services at 1-855-298-4236 if you need additional assistance when completing your Account Application.

If the Fund or any of its agents does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to reject any application for any reason and to close an account within 5 business days of a request for more information about an investor if clarifying information/documentation is not received.

Purchase Procedures

The minimum initial investment is $5,000 for Investor Class Shares and $1,000,000 for Institutional Class Shares, and the minimum subsequent investment is $1,000 for Investor Class Shares and $10,000 for Institutional Class Shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by the Adviser. All investments must be made in U.S. dollars.

Your purchase order will be effected at the NAV per share of the Fund next determined after receipt of your purchase request in Good Form. Purchase requests received by the Transfer Agent or an authorized financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day, will be effected at the NAV per share of the Fund determined on the next business day. Purchase requests must be received in Good Form by the Transfer Agent or an authorized financial intermediary.

A purchase order is considered to be in "Good Form" if the request includes: (i) the name of the fund in which an investor wishes to invest; (ii) the amount the investor wishes to invest; (iii) the name in which the investor's account is to be registered (or, in the case of subsequent investments, the investor's account number); (iv) the signature of each person in whose name such account is (or is to be) registered; and (v) payment in full of the purchase amount.

The Fund reserves the right to reject, in its sole discretion, any purchase order for any reason. In addition, the Fund reserves the right to cease offering its shares or a class thereof at any time and for any reason.

Purchases of Fund shares may be made through certain financial intermediaries who are authorized to receive your purchase request in accordance with the standards described above. If you purchase shares through a financial intermediary, you may be charged a fee by the financial intermediary and you may be subject to higher investment minimums.

Establishing a New Account

You may purchase shares of the Fund by mailing a completed Account Application with a check payable to the Fund to the Transfer Agent at the following address:

Drexel Hamilton Mutual Funds
P.O. Box 295
Denver, CO 80201

To obtain an Account Application, you can call 1-855-298-4326 or download an Account Application at www.dhipfunds.com. Please indicate the class of shares in which you want to invest.

To open an account and make an initial investment by wire, please first complete an Account Application. After the Fund has received your completed Account Application, you will receive an account number for all subsequent wire transfers. Please ensure that your bank receives this account number as part of your wiring instructions. For more details on wiring instructions, please visit www.dhipfunds.com or call 1-855-298-4236.

Please note that most banks charge fees when sending wires.

To establish an account online, please visit www.dhipfunds.com, select "Open an Account," and follow the subsequent instructions.

Adding to Your Account: You may add to your account with the Fund by sending a check for your additional investment payable to the Fund to the Transfer Agent at:

Drexel Hamilton Mutual Funds
P.O. Box 295
Denver, CO 80201

Please include a brief letter with your check that gives the name on your account and your account number. Please write your account number on your check.

To make an initial investment by wire, please 1-855-298-4236 to inform us you will be wiring funds. Please ensure that your bank receives your Fund account number as part of your wiring instructions. For more details on wiring instructions, please visit www.dhipfunds.com or call 1-855-298-4236.

Please note that most banks charge fees when sending wires.

Subsequent purchases may be made online. Before you can make a subsequent investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.dhipfunds.com. After selecting "Account Login," you will be able to create a new login ID and password.

You may establish an automatic investment plan when you open your account. To do so, please complete the automatic investment plan section of the account application. You may also establish an automatic investment plan by completing an Account Options Form or by visiting www.dhipfunds.com.

REDEEMING SHARES

You may redeem full and fractional shares of the Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form. A redemption order is considered to be in "Good Form" if the request includes: (i) the name of the fund from which an investor wishes to redeem; (ii) the dollar amount or number of shares the investor wishes to redeem; (iii) the investor's account number; (iv) the investor's address; and (v) the signature of an authorized signer. The Transfer Agent may require that you provide additional documentation or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from a retirement account, you must complete the appropriate distribution form and provide employer authorization. Your redemption request will be effected at the NAV per share of the Fund next determined after receipt of your redemption request. Redemption requests received by the Transfer Agent or appropriate financial intermediary of the Fund (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund determined on the next business day.

By Mail. To redeem shares, you should give instructions that specify the name of the Fund and number of shares to be redeemed to:

Drexel Hamilton Mutual Funds
P.O. Box 295
Denver, CO 80201

Your instructions must be signed by all registered owners exactly as the account is registered.

By Telephone.  If the value of the shares for which you submit a redemption request is under $50,000, you may call the Transfer Agent to redeem your shares over the telephone or to acquire instructions on how to redeem your shares via facsimile. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. (Note that during drastic economic and market changes, telephone redemption privileges may be difficult to implement.)

Online. Before you can sell shares or redeem your investment online, you must first establish online account access. In order to establish access, you will need to obtain your Fund account number and your Social Security Number, and then visit www.dhipfunds.com. Select Account Login, and there you will be able to create a new login ID and password.

Through Financial Intermediaries. Redemptions may also be made through certain financial intermediaries that are authorized by the Fund to receive redemption requests in accordance with the standards described above.

Signature Guarantee. Signature guarantees may be required to help protect against fraud, to redeem corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. In addition, signature guarantees may also be required for redemptions of shares valued, in the aggregate, at $50,000 or more and for any redemption request in which redemption proceeds are to be mailed to an address other than the address of record. Acceptable signature guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization or institution that qualifies as an "eligible guarantor institution" (as defined by the SEC). Notary public signatures are not an acceptable replacement for a signature guarantee. In addition, signatures may be guaranteed by a medallion stamp of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the NYSE Medallion Signature Program. Please contact Shareholder Services at 1-855-298-4236 with any questions about obtaining a signature guarantee.

Payment for shares redeemed generally will be made within four (4) business days after receipt by the Transfer Agent of instructions and other required documents, all in Good Form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed fifteen (15) days from purchase) necessary to determine that the purchase check will be honored.

Authorized financial intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these authorized financial intermediaries may set times by which they must receive redemption requests. These authorized financial intermediaries may also require additional documentation from you.  If you redeem shares through a financial intermediary, you may be charged a fee by the financial intermediary.

Although redemption proceeds will normally be paid as described above, under unusual circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund's net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

Small Accounts

The Fund reserves the right to redeem involuntarily any account having a value of less than $1,000 with respect to Investor Class shares and $10,000 with respect to Institutional Class shares (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice. If the shareholder increases the value of the account to the required minimum by the end of the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind

The Fund reserves the right to satisfy any redemption request by making payment in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind

The Fund may from time to time accept subscriptions for Shares against contribution in kind of securities or other assets that are eligible to be held by the Fund pursuant to its investment policy and restrictions.

Anti-Money Laundering Program

As noted above, the Trust has adopted the AML Program which was designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust's Anti-Money Laundering Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the AML Program. Compliance officers at certain Fund service providers are also responsible for monitoring the program. The AML Program is subject to the continuing oversight of the Trustees.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of Fund shares may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund's portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund. The Fund does not accommodate Frequent Trading. Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Adviser.  The Fund may reject or limit investments from an investor that the Fund believes has evidenced a pattern of Frequent Trading in Fund shares. The Fund's policy is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000 on two or more occasions during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

The Adviser intends to apply this policy uniformly. However, the Fund may be unable to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading, or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries, such as broker-dealers and banks ("Intermediary Accounts"). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if it is determined that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Fund that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Fund may choose to accept further purchase and/or exchange orders from such investor account.

EXCHANGING SHARES

Institutional Class shares of the Fund may be exchanged for shares of another fund managed by the Adviser.  Investor Class shares may be exchanged for the same class of shares of another fund managed by the Adviser.

Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review this prospectus closely and consider the differences between the Fund and other fund. Please note that since an exchange is the redemption of shares from the Fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).

Your exchange will be effected at the NAV per share of the Fund and of the other fund next determined after receipt of your request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Fund and of the other fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Fund and of the other fund determined on the next business day.

The Fund reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust's policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Fund. For more information about the Trust's policy on excessive trading, see "Frequent Purchases and Redemptions."

COMPENSATION FOR DISTRIBUTION AND SHAREHOLDER SERVICES

Pursuant to the 12b-1 Plan, the Fund may pay a fee to one or more persons or entities, including affiliates of the Fund, the Adviser and/or the Distributor, for rendering shareholder or distribution services, and for bearing any related expenses, with respect to the Investor Class shares of the Fund.  The aggregate fee amount will not exceed 0.25% of the Fund's average daily net assets attributable to its Investor Class shares.  Additional information about distribution and shareholder service payments is in the SAI. You should ask your financial advisor for information about any payments it may receive in connection with the Fund, any services it provides to the Fund and any fees and/or commissions it charges.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Statement of Additional Information. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund typically distributes its net income and capital gains one time during each calendar year, usually in December. For the convenience of investors, the Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the Fund, unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash.

Although the Fund will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding, currently set at 28%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisers to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service ("IRS") on the shareholders' Consolidated Form 1099s when "covered" shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

ELECTRONIC DELIVERY OF DOCUMENTS

Electronic copies of account statements and confirmations, prospectuses, privacy notices, and annual and semi-annual reports will be available through the Fund's website at www.dhipfunds.com. Shareholders can sign up for electronic delivery of such documents by enrolling in the Fund's electronic delivery program. To enroll, please contact the Fund at 1-855-298-4236.

CODES OF ETHICS

The Board has approved the Codes of Ethics ("Codes") of the Trust and the Adviser concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Trust's Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Fund and the Underlying Funds. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Fund.

IDENTITY THEFT PROCEDURES

The Board has approved procedures designed to prevent and detect identity theft. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted proxy voting policies and procedures under which the Trust votes proxies relating to securities held by each series ("Proxy Voting Policy"). The Proxy Voting Policy is included as an exhibit to the SAI, which is available upon request and without charge by calling 1-855-298-4236. Information regarding how proxies related to the Fund's portfolio holdings were voted during the 12-month period ending June 30th will be available, without charge, upon request by calling 1-855-298-4236, and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLIDNGS

The Trust has established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the SAI.

ANNUAL STATEMENTS

The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions.

The Fund will also provide year-end tax information mailed to the shareholder by the applicable IRS deadline, a copy of which will also be filed with the IRS.

HOUSEHOLDING

To control costs associated with mailings on behalf of the Fund, the Fund may send only one copy of a prospectus, shareholder report or other shareholder communication to each household address that it has on record for shareholders living in the same home. This process, known as "householding," does not apply to account statements, confirmations or personal tax information.  If you do not wish to participate in householding, or wish to discontinue householding at any time, call 1-855-298-4236.  The Fund will resume separate mailings to you within 30 days of your request.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized, there is no financial or performance information in this prospectus. You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund at 1-855-298-4236.

ADDITIONAL INFORMATION
DREXEL HAMILTON MUTUAL FUNDS

Additional information about the Fund is available in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Fund's investments will (when available) be in the annual and semi-annual reports to shareholders. The annual reports (when available) will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Fund (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:
1-855-298-4236

By mail:
Drexel Hamilton Mutual Funds
P.O. Box 295
Denver, CO 80201

By e-mail:
info@dhipfunds.com

On the Internet:
www.dhipfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are or will be available on the EDGAR Database on the SEC's website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

Investment Company Act file number 811-22545

STATEMENT OF ADDITIONAL INFORMATION

Drexel Hamilton Multi-Asset Real Return Fund

a series of

Drexel Hamilton Mutual Funds

October 4, 2012

P.O. Box 295
Denver, CO 80201
Telephone 1-855-298-4236

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated October 4, 2012 (the "Prospectus"), of Drexel Hamilton Multi-Asset Real Return Fund (the "Fund"), a separate series of Drexel Hamilton Mutual Funds (the "Trust"), as the Prospectus may be revised from time to time. No investment in shares of the Fund should be made solely upon the information contained herein. To obtain a copy of the Prospectus, please call 1-855-298-4236 or write to the Fund at:

Drexel Hamilton Mutual Funds
P.O. Box 295
Denver, Colorado 80201

THE FUND

The Fund is a diversified series of the Trust, which was organized on March 17, 2011 as a Delaware statutory trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Fund's investment adviser is Drexel Hamilton Investment Partners, LLC (the "Adviser").  The Fund currently offers two classes of shares: Investor Class and Institutional Class.

OTHER INVESTMENT POLICIES AND RELATED RISK FACTORS

As described in the Prospectus, the Fund's investment objective is to seek real return. The Fund seeks to achieve its investment objective by using a flexible allocation strategy that is diversified across various asset classes, including U.S. and foreign (non-U.S.) equity securities (including shares of registered open-end companies), fixed-income securities, exchange-traded notes ("ETNs") and exchange-traded funds ("ETFs") whose returns are linked to commodity indices and cash and cash equivalents.  The Fund may invest up to 100% of its total assets in underlying registered investment companies, primarily those managed by the Adviser ("Underlying Funds"), in reliance on Section 12(d)(1)(G) and Rule 12d1-2 under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the principal investment strategies and principal investment risks of the Fund described in the Prospectus, the Fund may invest in other types of securities and employ additional investment strategies, which are described in this SAI. The following description provides more detailed information about the Fund's and the Underlying Funds' investment policies, the types of securities in which they may invest and their associated risks. Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund or the Underlying Funds may invest. For the purposes of this section, where applicable, an "Underlying Fund" is also referred to as "the Fund."

Equity Securities. The Fund's portfolio may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights that give the holder the right to buy a common stock at a given time for a specified price. The price of equity securities may fluctuate in response to various factors, including the activities of the individual companies that issued the securities, general market and economic conditions, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investment Companies. With respect to any investment by the Fund in an unaffiliated investment company, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with these Section 12(d)(1)(A) limitations, except as otherwise provided herein and to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund to exceed such investment limits in unaffiliated investment companies.

From time to time, one or more Underlying Funds may invest in other investment companies as provided herein and to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptions thereto provided by the SEC. In accordance with Section 12(d)(1)(A) of the 1940 Act, to the extent that an Underlying Fund invests in one or more investment companies, (i) not more than 5% of the value of the Fund's total assets may be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets may be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company may be owned by the Fund, with each percentage being determined immediately after a purchase is made. In addition, no Underlying Fund will acquire any securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act, which permits a mutual fund to invest in an unlimited amount of securities of another fund that is part of the same group of investment companies, or in reliance on Section 12(d)(1)(F) of the 1940 Act, which provides an additional exception to the restrictions set forth in Section 12(d)(1)(A). Except as otherwise provided herein, an Underlying Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program, and may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

By investing in an investment company, the Fund and/or an Underlying Fund, as applicable, will be subject to two layers of fees, because such investment companies pay advisory, administrative and/or service fees that are borne indirectly by investors.  In addition, the Fund and/or the Underlying Fund, as applicable, will be subject to the same risks that other investors experience when making such investments, including the risks of significant fluctuations in assets as a result of a cash sweep program or purchase and redemption activity by shareholders in such other funds. In addition, because the Adviser is the investment adviser to the Fund and the Underlying Funds, there is an inherent conflict of interest because the Adviser has fiduciary duties to both the Fund and the Underlying Funds.

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Exchange-Traded Funds.   The Fund may invest in ETFs. Many ETFs acquire and hold securities of each company or other issuer, or a representative sampling of each company or other issuer, that make up a particular index with the intention of providing investment results that generally  correspond to the price and yield performance of the relevant index. In contrast, actively managed ETFs are managed in a similar to that of other investment companies. An investment in an ETF generally presents the same primary risks as an investment in a non-exchange traded investment company, and will have costs and expenses that will be passed on to the Fund, thereby increasing the Fund's expenses. ETFs are also subject to additional risks, including: (i) the market price of an ETF's shares may trade at a discount to net asset value, causing the ETF to experience greater price volatility; (ii) an active trading market for an ETF's shares may not develop or be maintained at a sufficient volume; (iii) the exchange on which an ETF's shares are listed may deem it appropriate to halt the trading of such shares; (iv) ETF shares may be delisted from the exchange on which they trade, or "circuit breakers" (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF's stock; (v) there may be legal limitations and other conditions imposed by SEC rules on the amount of ETF shares that the Fund may acquire; and (vi) an ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes ("ETNs"), which are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of their issuer. ETN returns are linked to the performance of a market benchmark or strategy, less any fees charged to investors. ETNs can be exchange-traded at market price or held until maturity. ETN issuers typically make interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy. Investing in ETNs involves various risks, including market risk, liquidity risk and counterparty risk. For example, the value of an ETN will fluctuate as the value of the underlying market benchmark or strategy fluctuates. Underlying market benchmark prices are determined based on a variety of market and economic factors and may change unpredictably, which in turn will affect the value of the benchmarks and, consequently, the value of the applicable ETN. If the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. In addition, the issuer of an ETN may restrict the ETN's redemption amount or its redemption date, and may not be required to maintain the ETN's listing on an exchange. In the event that an ETN is no longer exchange-listed, there can be no assurance that a secondary market will exist for the ETN.

Money Market Instruments. The Fund and one or more Underlying Funds may invest in money market instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), banker's acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a fund acquires a banker's acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The banker's acceptance carries the full faith and credit of such bank. A certificate of deposit is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund or Underlying Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Fixed-Income Securities.  Fixed-income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed-income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations.  Fixed-income securities are subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer's creditworthiness and general market conditions. As interest rates rise, the value of fixed-income securities typically decline. Fixed-income securities with longer durations (i.e., the measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations.

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Treasury Inflation-Protected Securities.   The Fund invests a portion of its assets in Treasury Inflation-Protected Securities ("TIPS"). Any adjustment for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the gross income of the Fund, even if the Fund did not receive cash attributable to such gross income. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Debentures. The Fund and one or more Underlying Funds may invest in debentures, which are long-term, unsecured, debt instruments backed only by the integrity of the borrowers, not by collateral, and documented by indentures. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk of a debenture is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer's assets after the secured creditors have been paid. The Fund or an Underlying Fund may invest in all types of debentures, including corporate and government debentures.

Derivative Investments.

Transactions in derivatives entail certain risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Underlying Fund than if it had not entered into any derivatives transactions. Derivatives may magnify an Underlying Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, any losses incurred with a derivative should be offset by increases in the value of the securities an Underlying Fund holds or intends to acquire. An Underlying Fund's ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Underlying Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The sub-adviser to such Underlying Fund will try to minimize this risk by investing only in those contracts whose behavior the sub-adviser expects to resemble the portfolio securities it is trying to hedge, but if the predictions of interest and currency rates, market value, volatility, or other economic factors are incorrect, the Underlying Fund may lose money, or may not make as much money as it expected. The Underlying Fund may also lose money if its sub-adviser incorrectly predicts securities market and interest rate trends.

From time to time, an Underlying Fund may invest in currency options contracts, the values of which are expected to correlate with exchange rates. Because the value of an Underlying Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Underlying Fund's investments precisely over time.   Before an option is exercised or expires, the Underlying Fund can terminate it only by entering into a closing purchase or sale transaction. Although the Underlying Funds intend to purchase options only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary or liquid market for the contract, an Underlying Fund may not be able to close out a position, and, as a result, the Fund may have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so, purchase or sell the instrument underlying the contract, cease hedging its investments and be unable to realize profits or limit its losses.

Specific Risks of Purchasing and Writing Options.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

4

Foreign Securities. An Underlying Fund may invest in foreign securities and foreign currency contracts, which involve investment risks different from those associated with investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Forward Commitment and When-Issued Securities. An Underlying Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Underlying Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although an Underlying Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Underlying Fund may sell such a security prior to the settlement date if the sub-adviser to the Underlying Fund feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase.

Portfolio Turnover. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions. Under normal circumstances, the anticipated portfolio turnover rates for the Funds are expected to be less than 150%.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds' investment program will be successful. Investors should carefully review the descriptions of the Funds' investments and their risks described in the Prospectus and this SAI, and the prospectus and statement of additional information of the Underlying Funds.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority of the outstanding voting shares" for this purpose means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)
Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

5

(3)	Act as an underwriter, except to the extent that the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares;

(4)
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(5)
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(7)
With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the U.S. government, its agencies, or instrumentalities; or

(8)
Invest 25% or more of its net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Notwithstanding these investment restrictions, the Fund's investments in equity securities include investments in the Underlying Funds, which have adopted their own investment restrictions, which may be more or less restrictive than those listed above. The investment restrictions of the Underlying Funds may thereby permit the Fund to be indirectly exposed to investment strategies that would otherwise be prohibited under the investment restrictions listed above. The investment restrictions of the Underlying Funds are set forth the funds' statement of additional information.

With respect to the fundamental investment restrictions above (other than those involving permitted senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Amended and Restated Declaration of Trust of the Trust (the "Declaration of Trust") authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series thereof, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

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Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

Shareholders are entitled to one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value ("NAV") of each share (including fractional shares). Shares have non-cumulative voting rights.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; or (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the total combined NAV of all issued and outstanding shares of the Trust. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. Subject to various exceptions stated therein, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Trust or the Fund; review performance of the Adviser and the Fund; and oversee activities of the Trust and the Fund. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust, as well as the entities that provide services to the Trust.

Trustees and Officers. Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Drexel Hamilton Mutual Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

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Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees1
Dr. James L. Grant Age: 62	Trustee, Chairman	Since 6/2011
President of JLG Research from 1999 –present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999-present; Ph.D in Business from the University of Chicago Booth School of Business; member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing; author of Foundations of Economic Value Added Second Edition; co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co-author and co-editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.
				3	None
Dr. Aloke Ghosh Age: 48	Trustee	Since 6/2011
Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993-present; Director of the Executive MS in Financial Statement Analysis and Securities Valuation from 2008-present; Doctoral Program Coordinator of Accountancy at the Zicklin School of Business of Baruch College from 2005-2011; Accounting Academic Fellow at the U.S. Securities and Exchange Commission from 2003-2005; Visiting Associate Professor at the Goizueta Business School of Emory University from 1999-2005; accounting consultant to several leading hedge funds in the U.S. and around the world including acting as a consultant for Gerson Lehrman Group; Ph.D. in Business and Economics from Tulane University.
				3	None
Joseph M. Marinaro Age: 54	Trustee	Since 6/2012	Executive Vice President, AltX Group, Inc. (financial technology) 2012 to present; Managing Director at Surge Trading, Inc. 2009 to 2011; Managing Director, JMM Capital, Inc. 2008 to 2009; Managing Director, Morgan Stanley 2006 to 2008.	3	None
Interested Trustees
James A. Abate Age: 46	Trustee	Since 6/2011
Managing Director, Centre Asset Management and Fund Manager for Centre's American Equity and US Hedge strategies from 2006-present; US Investment Director for GAM from 2001-2006; Managing Director and Portfolio Manager at Credit Suisse Asset Management from 1995-2000; Manager in Price Waterhouse's Valuation/Corporate Finance Group from 1987-1993; BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John's University; Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College; commissioned officer in the U.S. Army (and Reserves) from 1983-1990.
				3	None

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Officers
Theodore J. Uhl Age: 37 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Since 6/2011
Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint.
			N/A	N/A
Andrew Bang Age: 43	President and Treasurer	Since 6/2011
Partner and Managing Director of the Adviser from 2010-present; Consultant (Business Development for private equity and hedge funds) from 2008-2010; Senior Vice President at Shinhan Investment America from 2007-2008; Vice President, Relationship Manager at AIG Global Investments from 2006-2007;Client Portfolio Manager at GE Asset Management (GEAM) pension group from 2001-2005; Client Relationship Manager at GE Equity's start-up private equity group, Venturemine.com from 2000-2001; Manager, International Equity at UBS from 1998-2000; Captain in the U.S. Army from 1992-1998; United States Military Academy at West Point, B.S.; Johnson Graduate School of Management, Cornell University, MBA.
			N/A	N/A

 __________________________
1 An "Independent Trustee" is one who is not considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

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Mr. Abate is an "interested person" of the Trust, as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC, which serves as a sub-adviser to two of the series of the Trust.

Board Structure

The Board of Trustees of the Trust includes one interested Trustee and three Independent Trustees, one of which, Dr. Grant, is Chairman of the Board of Trustees. The Board believes its current leadership structure is appropriate given the Trust's and the Board's current size and the fact that the size of the Board permits Trust management to communicate with each Independent Trustee as and when needed, and permits Independent Trustees to be involved in committees of the Board (each a "Committee").  The Board may consider electing additional independent trustees in the future, particularly if the Trust's size and/or complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from the Trust's administrator, transfer agent and distributor, and Trust management, including the President of the Trust and the Trust's Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust's officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board's function and the Trust's business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Dr. Grant has experience in the financial industry serving as the President of JLG Research and possesses knowledge about the industry as demonstrated by his membership on other boards, published works and consulting experience. Dr. Ghosh also has experience in the financial industry in his capacity as a professor, his past experience with the SEC, membership on other boards and as a consultant to other funds. Mr. Marinaro has experience in the financial industry in a wide variety of areas including trading, private equity capital, business consulting, and financial technology.  Mr. Abate has experience in the financial industry as a portfolio manager, fund board member, and is currently Managing Director of Centre Asset Management, LLC, which serves as sub-adviser to two of the series of the Trust.

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The Board has determined that each of the Trustees' careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board's functions and oversight of the Trust.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee. Dr. Grant, Dr. Ghosh and Mr. Marinaro are members of the Audit Committee. The Audit Committee oversees the accounting and financial reporting policies and practices relating to each series of the Trust, including the Fund, reviews the results of the annual audits of the financial statements of each series of the Trust, and interacts with the independent auditors of each series, including the Fund, on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary. The Audit Committee also serves as the Trust's qualified legal compliance committee.

Nominating Committee. Dr. Grant and Dr. Ghosh are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee. Dr. Grant and Dr. Ghosh are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each series of the Trust, including the Fund, should vote, if called upon by the Board or the Adviser, when a matter with respect to which a series is entitled to vote presents a conflict between the interests of shareholders of the series, on the one hand, and those of the Adviser, any sub-adviser, principal underwriter, or an affiliated person of the Trust, Adviser, any sub-adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a series should participate in a class action settlement, if called upon by the Adviser or, if applicable, a sub-adviser, in cases where a class action settlement with respect to which a series is eligible to participate presents a conflict between the interests of the shareholders of the series, on the one hand, and those of the Adviser or, if applicable, the sub-adviser, on the other hand. The Proxy Voting Committee will meet only as necessary.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund, as of December 31, 2011.  These amounts are stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range Of Equity Securities in All Registered Investment Companies Overseen By Trustee In Family of Investment Companies
James L. Grant – Interested Trustee	A	A
Aloke Ghosh – Independent Trustee	A	A
Joseph M. Marinaro1 – Independent Trustee	A	A
James A. Abate – Independent Trustee	A	D

1  Joseph M. Marinaro was recommended by the Nominating Committee and appointed by the Board of Trustees on June 22, 2012.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of December 31, 2011, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, Distributor, or any entity controlling, controlled by, or under common control with the Adviser or Distributor.

Compensation. Each Independent Trustee receives from each series of the Trust, including the Fund, an annual retainer of $3,750. No officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at such meetings. Because the Fund has not been in operation for a full year, the following table presents the estimated compensation for each Independent Trustee for the first full fiscal year of the Fund ending September 30, 2013.

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Name of Trustee	Aggregate Compensation from Each Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*
James L. Grant	$3,750	None	None	$11,250
Aloke Ghosh	$3,750	None	None	$11,250
Joseph M. Marinaro	$3,750	None	None	$11,250

*Each of the Trustees serves as a Trustee to all series of the Trust.

Codes of Ethics. The Trust and the Adviser have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent persons subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics).  The Code of Ethics of the Trust generally prohibits fund personnel (including, but not limited to, any officer of the Trust or employee or manager of the Adviser who, connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by the Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales) from making personal securities transactions with respect to securities in which the Fund may invest without obtaining prior approval from the Chief Compliance Officer.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser or, with respect to an Underlying Fund, the sub-adviser of the Underlying Fund, the authority to vote proxies for the Fund or the Underlying Fund, as applicable, subject to oversight by the Trustees. Copies of the Trust's Proxy Voting and Disclosure Policy and the Adviser's Proxy Voting Policy and Procedures are included as Appendix B to this SAI. No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-855-298-4236; and (ii) on the SEC's website at http://www.sec.gov.

Principal Holders of Voting Securities. As of August 1, 2012, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of each series of the Trust.

Investment Adviser. Information about the Adviser, Drexel Hamilton Investment Partners, LLC, located at 45 Rockefeller Plaza, Suite 2000, New York, New York, 10111, and its duties and compensation as the Adviser is contained in the Prospectus of the Fund. As of September 1, 2012, the Adviser had approximately $68 million in assets under management.

Pursuant to the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the "Advisory Agreement"), and subject to the general oversight of the Board, the Adviser renders investment advice and related services with respect to the assets of the Fund in accordance with the investment objectives, policies and limitations of the Fund pursuant to the Advisory Agreement. The Advisory Agreement is effective for an initial two-year period, and thereafter shall continue in effect for additional periods not exceeding one year so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days' prior written notice to the Adviser, and (ii) by the Adviser upon 60 days' prior written notice to the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as such term is defined in the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its obligations or duties under the Advisory Agreement.

As full compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly fee at the annual rate of 0.55% of the Fund's average daily net assets.

The Adviser has also entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse expenses of the Fund until January 31, 2014 to the extent necessary to limit the current operating expenses of each class of shares of the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business, and acquired fund fees and expenses, except that, if an acquired fund is an Underlying Fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the expense limitation agreement for the Fund, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund's fees and expenses to which the Fund would otherwise be subject), to 1.25% for Investor Class shares of the Fund and 1.00% for Institutional Class shares of the Fund.

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Portfolio Manager. The Fund's portfolio will be managed on a day-to-day basis by Andrew Bang (the "portfolio manager"). As August 1, 2012, the portfolio manager is responsible for managing no other registered investment companies, pooled investment vehicles or other accounts.

Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive from an account fees that are higher than the fee it receives from the Fund, or it may receive a performance-based fee with respect to certain accounts. The procedures to address such potential conflicts of interest are described below.

To the extent that the portfolio manager manages "other accounts," this may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Adviser seeks to maintain a competitive compensation program. The portfolio manager's compensation consists of a fixed annual salary or draw, and potential bonus or equity plus additional remuneration based on the Adviser's profitability and other factors.  The portfolio manager's compensation is not directly linked to the Fund's performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser's distributable profits and assets under management. There is no financial incentive to favor one fund or account over another.

Administrator, Transfer Agent and Accounting Services Agent. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement, ALPS Fund Services, Inc. ("ALPS" or "Transfer Agent"), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Fund's administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS acts as the Fund's administrator and accounting agent and performs the following services: assists the Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Fund; assists the Fund with quarterly Board of Trustees meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Fund; provides assistance with audits of the Fund; monitors expense accruals; reports performance and related information to the Fund and outside agencies; assists the Fund in maintaining blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Fund; computes the NAV of the Fund; transmits to NASDAQ, the New York Stock Exchange ("NYSE"), or other exchanges and service providers as needed, the Fund's daily value and price; maintains and keeps current all books and records of the Fund as required by Section 31 of the 1940 Act and the rules thereunder, if such books and records relate to ALPS' duties; reconciles cash and investment balances; provides the Fund with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for the Fund; reviews and updates the Registration Statement of the Trust with respect to the Fund; provides legal review of the shareholder reports relating to the Fund and Forms N-SAR; coordinates regulatory filings for the Fund; reviews the Fund's legal contracts and oversees reporting pursuant to the code of ethics of the Trust.

Under the Transfer Agency and Services Agreement, ALPS has agreed to, among other things: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. In addition, ALPS provides the Fund with the use of ALPS' interactive client services to provide the Fund's shareholders with access to shareholder account information and real-time transaction processing capabilities. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee for each series of the Trust for which it performs services, including the Fund, and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

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Custodian. Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, acts as the Fund's custodian. As custodian, Union Bank is responsible for keeping the Fund's assets in safekeeping and to collect income.

Independent Registered Public Accounting Firm. Rothstein Kass serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm will perform an annual audit of the Fund's financial statements and provide financial, tax and accounting services.

Legal Counsel. Seward & Kissel LLP serves as legal counsel to the Trust and the Fund.

Distributor. ALPS Distributors, Inc. (the "Distributor"), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of the Fund's shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. No fee is charged by the Distributor for distribution services.

Distribution and Service (12b-1) Fees. The Board has adopted a plan pursuant to Rule 12b-1 (the "Plan") for Investor Class shares of the Fund. Under the Plan, the Fund pays one or more persons ("Dealers") for the expenses of activities that are primarily intended to result in the sale of Investor Class shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement on behalf of the Fund, and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Under the Plan, the Fund may pay up to 0.25% per year of the average daily net assets of the Fund attributable to Investor Class shares.  The Plan is a compensation plan, as it permits the Fund to pay a fee to a Dealer that may be more than the eligible expenses the Dealer has incurred at the time of the payment. It must be demonstrated to the Board, however, that the amounts received pursuant to the Plan have been spent or will be spent pursuant to a near-term plan. The Fund will not pay more than the maximum amount allowed under the Plan.

The Board will review at least quarterly reports detailing the amounts and purpose of any payment made under the Plan and any related agreements, and Dealers must furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the Plan should be continued. The Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement and subject to the general oversight of the Board, the Adviser is responsible for, among other things, furnishing the Fund with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Fund. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund. Investment decisions for the Fund are made independently from those for any other series of the Trust and any other investment company or account advised or otherwise managed by the Adviser.

Brokerage Selection. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer's execution and not on its sales efforts. In selecting broker-dealers to be used in portfolio transactions, the Adviser's general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of discretionary factors, including, without limitation, the broker-dealer's financial strength, reputation, execution quality, pricing, commission rates and service. In seeking best execution, the determinative factor is not always the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including factors such as execution capability, commission rates, and responsiveness. Although the Adviser will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for the Fund's transactions. Recognizing the value of these discretionary factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The Adviser may receive research and brokerage services that include, but are not limited to, economic, industry and security reports, pricing data, relevant news developments, portfolio management, allocation and risk management and attribution analysis in accordance with Section 28(e).  These services would reduce the Adviser's cost of providing advisory services to the Fund. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

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The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund, and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Aggregated Trades. While investment decisions for the Fund are made independently of the Adviser's other client accounts, the Adviser's other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to "Purchasing Shares" and "Redeeming Shares" in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

Exchange Privilege. Institutional Class shares of the Fund may be exchanged for shares of another fund managed by the Adviser.  Investor Class shares may be exchanged for the same class of shares of another fund managed by the Adviser. Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review this prospectus closely and consider the differences between the Fund and other fund. You may make up to four (4) exchanges during a calendar year between identically registered accounts.

Redemptions in Kind.  The Fund reserves the right to satisfy any redemption request by making payment in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind. The Adviser may from time to time accept subscriptions for shares against contribution in kind of securities or other assets which could be acquired by the Fund pursuant to its investment policy and restrictions. Any such subscriptions in kind will be made at the NAV of the assets contributed.

Agreements with Financial Intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Telephone Purchases, Exchanges and Redemptions for Securities Firms. The following purchase and redemption telephone procedures have been established by the Fund for investors who purchase Fund shares through financial intermediaries who have accounts with the Fund for the benefit of their clients. Telephone purchases and redemptions will be effected by the Fund only through such financial intermediaries, who in turn will be responsible for crediting the investor's account at the financial intermediary with the amount of any purchase or redemption pursuant to its account agreement with the investor's instruction to purchase or redeem Fund shares.

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Financial intermediaries may charge a reasonable handling fee for providing this service. Such fees are established by each financial intermediary, acting independently from the Fund, and neither the Fund nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Fund through the Distributor.

Financial intermediaries may telephone the Distributor at (855) 298-4236 and place purchase and redemption orders on behalf of investors who carry their investments in the Fund through the member's account with the Fund.

Purchase by Telephone. Shares shall be purchased at the NAV next determined after receipt of the purchase request by the Fund. Payment for shares purchased must be received from the FINRA member firm by the Fund by wire no later than the third business day following the purchase order. If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the FINRA member firm's account with the Fund will immediately be charged for any loss.

Redemption by Telephone. The redemption price is the NAV next determined after the receipt of the redemption request by the Fund. Payment for shares redeemed will be made or delayed as provided above under "Redeeming Shares."

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that the Fund, the Distributor or the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions are recorded. As a result of these and other policies, the FINRA member firm may bear the risk of any loss in the event of such a transaction. If the Fund fails to employ this and other established procedures, it may be liable. The Fund reserves the right to modify or terminate telephone privileges at any time.

Market Timing Arrangements. The Fund has not entered into any arrangement with any person that would permit frequent purchases and frequent redemptions. The Board of Trustees has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under this policy, the Fund and Adviser generally will not disclose the Fund's portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund's portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-855-298-4236. The Trust, on behalf of the Fund, will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Form N-CSR and Form N-Q of the Trust with respect to the Fund will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. Other than Fund's Form N-CSR and Form N-Q, shareholders and other persons generally may not be provided with information regarding the Fund's portfolio holdings.

The officers of the Trust and/or the Adviser may share non-public portfolio holdings information relating to the Fund with the Fund's service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund's fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, legal counsel and financial printers that the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund's service and data providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information. Generally, the Fund's service providers that may receive such non-public portfolio holdings information include the Distributor, the Administrator, the Transfer Agent, the Custodian, the independent registered public accounting firm, legal counsel, R.R. Donnelley & Sons Company, Thomson Reuters Corporation, Standard & Poor's Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., and the Investment Company Institute.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.

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This policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Fund's portfolio holdings to unauthorized third parties. The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

NET ASSET VALUE

The NAV per share of the Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Fund does not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.

In computing the Fund's NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Fund are valued as follows:

•
Securities that are listed on a securities exchange or are quoted by NASDAQ are valued at their last sales price on the principal exchange on which the security is traded at the time the valuation is made.

•	Securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price.

•
Securities traded in the over-the-counter market and which are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities.

•	Short-term instruments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarized certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code") during its previous fiscal periods and intends to continue to do so in the future. A fund that is qualified under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. The Fund anticipates that it will not be subject to federal income or excise taxes because the Fund intends to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

17

The Fund is a limited "fund of funds" meaning it partially achieves its investment strategy by investing in one or more Underlying Funds that are also taxable under the Code (as regulated investment companies. Unless otherwise stated, the discussion below with respect to the Fund includes the Fund's pro-rata share of the dividends and distributions paid by the Underlying Funds and refers to the federal income tax consequences of the investments that may be made at either the Fund or Underlying Fund level.

For shareholders who hold their shares in a taxable account, the structure of the Fund as a limited fund of funds could affect the amount, timing and tax character of the Fund's income and gains distributed to them. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in the Fund's allocation of assets to the Underlying Funds may result in taxable distributions to the Fund's shareholders of ordinary income or capital gains. The Fund generally will not be able currently to offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund, whether pursuant to a rebalancing of the Fund's portfolio or otherwise, all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Investment income received by the Fund or an Underlying Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.  A fund of funds which is treated as a "qualified fund of funds" is eligible to pass through to shareholders as a foreign tax credit or deduction any foreign income taxes paid by an underlying fund on its investments. The Fund will be treated as a "qualified fund of funds" if at least 50 percent of the value of its total assets at the close of each quarter of the taxable year, is represented by interests in other regulated investment companies.  The Fund expects to be treated as a "qualified fund of funds" and  pass-through to shareholders as a foreign tax credit or deduction any foreign income taxes paid by the Underlying Funds on their investments, although there can be no assurance that the Fund will be so treated.

A fund of funds is eligible to pass-through (a) to individual shareholders qualified dividend income earned by an underlying fund which is subject to federal income tax at reduced long-term capital gain rates and (b) to corporate shareholders income that is eligible for the corporate dividends received deduction.

The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends"), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions") are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of the Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year's distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of the Fund's shares for shares of another fund will generally be treated as a taxable sale or exchange for federal income tax purposes and any gain thereon may be subject to federal income tax.

When an income dividend or capital gains distribution is paid by the Fund, net asset value per share of the Fund is reduced automatically by the amount of the dividend and/or distribution. If NAV per share is reduced below a shareholder's cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

The Fund may invest in foreign issuers which meet the definition in the Code of passive foreign investment companies ("PFICs").  The Fund's income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.  The Fund may be able to eliminate this tax by making certain elections with respect to any of its investments which are treated as PFICs.

A portion of the Fund's income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met.

18

Under the Code, the Fund may be required to impose backup withholding (currently at a rate of 28%) on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder in the Fund may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding.  The Fund may liquidate the account of any of its shareholder who fails to furnish its certificate of taxpayer identification number within thirty (30) days after date the account was opened.

The treatment of income dividends and capital gains distributions to shareholders of the Fund under the various foreign, state, and local income tax laws may not parallel that under the Federal law.  For example, dividends paid to shareholders from interest earned by an Underlying Fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.  Shareholders are encouraged to consult their tax adviser with respect to applicable foreign, state, and local taxes.

FINANCIAL STATEMENTS

Because the Fund is newly formed and has not yet completed a full year of investment operations, financial statements for the Fund are not available.

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APPENDIX A –DESCRIPTION OF RATINGS

The Fund and the Underlying Funds (together, the "Funds") may acquire from time to time certain securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Adviser). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody's Investor Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody's are not considered "Investment-Grade Debt Securities" by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category, categories below "CCC", or short-term ratings other than "F1". The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust's Proxy Voting and Disclosure Policy; and

(2)	The Adviser's Proxy Voting and Disclosure Policy, including a detailed description of the Adviser's specific proxy voting guidelines.

Trust's Proxy Voting Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the funds vote proxies relating to their portfolio securities. Under the Trust's Proxy Voting Policy, each fund has, subject to the oversight of the Trust's Board, delegated to its respective Adviser the following duties: (1) to make the proxy voting decisions for the fund; and (2) to assist the funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of a fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund's shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser's Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust's Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the funds.

I.	Specific Proxy Voting Policies and Procedures

A. General

The Trust and the funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the funds are committed to voting corporate proxies in the manner that best serves the interests of the fund's shareholders.

B. Delegation to the Adviser

The Trust's believes that each fund's Adviser is in the best position to make individual voting decisions for the funds consistent with this Policy. Therefore, subject to the oversight of the Board, each Adviser is hereby delegated the following duties:

1. to make the proxy voting decisions for the applicable funds; and
2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser's Proxy Voting and Disclosure Policy (the "Adviser Voting Policy") as it relates to the applicable funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C. Conflicts

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of the fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund's shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust's Proxy Voting Committee (as defined below).

II.	Fund Disclosure

A. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The funds shall disclose this Policy to their respective shareholders. The funds will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The funds will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B. Disclosure of the Fund's Complete Proxy Voting Record

Each fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940 on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i) The name of the issuer of the portfolio security;
(ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
(iv) The shareholder meeting date;
(v) A brief identification of the matter voted on;
(vi) Whether the matter was proposed by the issuer or by a security holder;
(vii) Whether the fund cast is vote on the matter;
(viii) How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix) Whether the fund cast its vote for or against management.

Each fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the fund's website, if applicable. If a fund discloses its proxy voting record on or through its website, the fund shall post the information disclosed in the Trust's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust's website at a specified Internet address; and (2) on the SEC's website. If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i) A copy of this Policy;
(ii) Proxy Statements received regarding each fund's securities;
(iii) Records of votes cast on behalf of each fund; and
(iv) A record of each shareholder request for proxy voting information and the applicable fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser's records.

The funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.	Proxy Voting Committee

A. General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each fund should cast its vote, if called upon by the Board, when a matter with respect to which the fund is entitled to vote presents a conflict between the interest of the fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B. Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.	Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Drexel Hamilton Investment Partners, LLC

The Board delegates to the Adviser the authority to vote proxies, subject to the supervision of the Board. The Board is also authorized to delegate its authority to vote proxies to each Fund's sub-adviser pursuant to the sub-advisory agreement, if Drexel Hamilton Investment Partners LLC believes that the sub-adviser is in the best position to make voting decisions on behalf of a Fund.

We at Drexel Hamilton Investment Partners LLC believe that the voting of proxies is an important part of investment management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. DHIP will not retain the authority to vote proxies on behalf of its clients or funds, however, we are committed to ensuring the prompt and appropriate handling of corporate proxies in the manner that serves the best interests of our clients. We believe that proxies should be actioned in a manner consistent with the best economic interests of the Fund and to increase shareholder value. As such we believe the Sub-advisers who research and follow these companies and ultimately make investment (buy/sell) decisions are best suited to vote proxies. Subject to the supervision of the Fund Board, Sub-advisers making investment decisions on the respective Fund will have discretion to vote proxies pursuant to the sub-advisory agreement, as DHIP believes that the Sub-adviser is best suited to make voting decisions on behalf of a Fund. For a description of each Manager's proxy voting polices, please refer to the sub adviser's policy.

Conflicts of Interest

DHIP will not be voting proxies. Fund Sub-advisers have discretion to vote proxies per their policies in the best interest of the Fund and shareholders.